Exhibit 10.113.1

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

This First Amendment to Revolving Credit Agreement (this “Amendment”) is entered into as of July 25, 2007, by and among the financial institutions from time to time signatory hereto (individually a “Lender,” and any and all such financial institutions collectively the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”), and Microsemi Corporation (“Parent”), Microsemi Corp. – Power Products Group, Microsemi Corp . -Analog Mixed Signal Group, a Delaware corporation (fka Microsemi Corp.—Integrated Products), Microsemi Corp. – Massachusetts and Microsemi Corp. – Scottsdale (each, a “Borrower” and collectively with Parent, “Borrowers”).

RECITALS

Borrowers, Agent and Lenders are parties to that certain Revolving Credit Agreement dated as of December 29, 2006, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Section 2.9 of the Agreement hereby is amended and restated in its entirety to read as follows:

“2.9 Revolving Credit Commitment Fee. From the Effective Date to the Revolving Credit Maturity Date, Borrowers shall pay to the Agent for distribution to the Revolving Credit Lenders pro-rata in accordance with their respective Percentages, a Revolving Credit Commitment Fee quarterly in arrears commencing April 1, 2007 (in respect of the prior quarter or any portion thereof), and on the first day of each calendar quarter thereafter, at the per annum rate equal to twenty (20) basis points of the Revolving Credit Aggregate Commitment then in effect. Whenever any payment of the Revolving Credit Commitment Fee shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. Upon receipt of such payment, Agent shall make prompt payment to each Lender of its share of the Revolving Credit Commitment Fee based upon its respective Revolving Credit Percentage. It is expressly understood that the Revolving Credit Commitment Fees described in this Section are not refundable under any circumstances.”

2. No course of dealing on the part of Agent or any Lender, or their officers, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent’s or any Lender’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Agent and each Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent.

3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or any Lender under the Agreement, as in effect prior to the date hereof.

4. Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5. As a condition to the effectiveness of this Amendment, Agent shall have received, in form and substance satisfactory to Agent, the following:

(a) this Amendment, duly executed by Borrower;

(b) all reasonable fees and expenses incurred through the date of this Amendment, which may be debited from any of Parent’s accounts; and

(c) such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMERICA BANK, as Administrative Agent		MICROSEMI CORPORATION, a Delaware corporation

By:	/s/ Jennifer S. Seto	By:	/s/ David R. Sonksen
Its:	Vice President	Its:	Executive Vice President, Chief Financial Officer & Secretary

MICROSEMI CORP. – POWER PRODUCTS GROUP, a Delaware corporation

		By:	/s/ David R. Sonksen
		Its:	Executive Vice President, Chief Financial Officer & Secretary

MICROSEMI CORP. - ANALOG MIXED SIGNAL GROUP, a Delaware corporation (fka MICROSEMI CORP. – INTEGRATED PRODUCTS)

		By:	/s/ David R. Sonksen
		Its:	Executive Vice President, Chief Financial Officer & Secretary

MICROSEMI CORP. - MASSACHUSETTS, a Delaware corporation

		By:	/s/ David R. Sonksen
		Its:	Executive Vice President, Chief Financial Officer & Secretary

[Signature Page to First Amendment to Revolving Credit Agreement]

[Signatures Continued Next Page]

MICROSEMI CORP. - SCOTTSDALE, an Arizona corporation

By:	/s/ David R. Sonksen
Its:	Executive Vice President, Chief Financial Officer & Secretary

COMERICA BANK,
as a Lender and as Issuing Lender

By:	/s/ Jennifer S. Seto
Its:	Vice President

[Signature Page to First Amendment to Revolving Credit Agreement]